Events After the Reporting Date	12 Months Ended
Dec. 31, 2017
Events After Reporting Date
Events after the reporting date

Note 21 – Events after the reporting date

A.	After the reporting period, in January 2018, the Company issued options to purchase 825,000 Ordinary Shares to officers of the Company at an exercise price of NIS 5.5 per share.

B.	After the reporting period, in February 2018, the Company issued, pursuant to a public offering in the U.S., an aggregate of 30,000,000 Ordinary Shares (6,000,000 ADSs). Also, in February 2018, the underwriters exercised their option to purchase an additional 4,500,000 Ordinary Shares (900,000 ADSs), bringing the total gross proceeds from the offering to approximately $13,800,000, before deducting underwriting discounts and commissions and other offering-related expenses.